                                                                 Exhibit 10.5.12
                                                 Name:  Richard M. Pearson, M.D.


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
             L.L.C.                         PERCENTAGE                   CASH
           OWNERSHIP                        OWNERSHIP                   AMOUNT
       --------------------                 ----------                  -------
            $30,000                             2%                      $39,000





                                            /s/   Richard M. Pearson, M.D.
                                            ------------------------------------
                                            Name:   Richard M. Pearson, M.D.

May 22, 2002
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